RESTRICTIVE COVENANT AGREEMENT
This Restrictive Covenant Agreement (this “Agreement”) is entered into as of July 31, 2015 (the “Effective Date”), by and between CHS Hallock, LLC, a Minnesota limited liability company (“CHS”), and PICO Holdings, Inc., a California corporation (the “Restricted Party” and, together with CHS, the “Parties”).
RECITALS
A.CHS and PICO Northstar Hallock, LLC, a Delaware limited liability company (the “Company”) entered into that certain Asset Purchase Agreement, dated as of July 13, 2015 (the “Purchase Agreement”), pursuant to which the Company agreed to sell and assign to Buyer, and Buyer agreed to purchase and assume from the Company, substantially all of the assets of the Company and certain specifically enumerated liabilities of the Company (the “Transaction”) related to the plant processing canola seeds and refining canola oils located at 2100 US Highway 75, Kennedy, Minnesota 56733 (the “Hallock Plant”), for the consideration and on the terms set forth in the Purchase Agreement.
B.The execution and delivery of this Agreement by the Restricted Party is an inducement to and a condition precedent to CHS’s willingness to enter into the Purchase Agreement and consummate the Transaction.
C.The Restricted Party, as an affiliate of the Company, will derive significant economic benefit as a result of the consummation of the Transaction.
AGREEMENT
The Parties, intending to be legally bound, hereby agree as follows:
1.Noncompetition, Nonsolicitation and Confidentiality. The Restricted Party acknowledges the highly competitive nature of the businesses of CHS and its affiliates (collectively, the “CHS Group”) and accordingly agrees as follows:
(a)From the Effective Date and during the three (3) year period immediately following the Effective Date (the “Restricted Period”), the Restricted Party shall not, whether on the Restricted Party’s own behalf or on behalf of or in conjunction with any person or entity (including, PICO Northstar Oklahoma, LLC, a Delaware limited liability company (“PICO Oklahoma”)), directly or indirectly, solicit or assist in soliciting, in competition with the CHS Group with respect to the Competitive Business (as defined in Section 1(b)(i)), the business of any customer or prospective customer of the Hallock Plant:
(i)with whom the Restricted Party or its subsidiaries or affiliates had contact or dealings during the one (1) year period immediately preceding the Effective Date; or
(ii)with whom employees of the Restricted Party or its subsidiaries or affiliates had personal contact or dealings during the one (1) year period immediately preceding the Effective Date.
(b)During the Restricted Period, the Restricted Party shall not, whether on the Restricted Party’s own behalf or on behalf of or in conjunction with any person or entity (including PICO Oklahoma), directly or indirectly:
(i)engage in the business of processing canola seeds and refining canola oils (the “Competitive Business”) anywhere within a two hundred fifty (250) mile radius of the Hallock Plant (the “Restricted Area”); or
(ii)acquire a financial interest in any Competitive Business, directly or indirectly, anywhere within the Restricted Area, provided that such limitation shall not limit the Restricted Party from purchasing, directly or indirectly, any publicly traded securities of an entity involved in any Competitive Business, provided such Restricted Party’s interest in such entity does not exceed five percent (5%) of the outstanding securities of such entity.
(c)During the Restricted Period, the Restricted Party shall not, whether on the Restricted Party’s own behalf or on behalf of or in conjunction with any person or entity (including PICO Oklahoma), directly or indirectly, solicit or encourage any employee or independent contractor of the CHS Group located at or related to the Hallock Plant to leave the employment or service of the CHS Group, or otherwise in any way interfere with the relationship between such employee or independent contractor and the CHS Group; provided, however, that the Restricted Party shall not be prohibited from hiring an employee or independent contractor of CHS located at the Hallock Plant should that person respond to a general solicitation not directed at such employee or independent contractor.

(d)The Restricted Party acknowledges that the information and data (including trade secrets) concerning the business or affairs of the Hallock Plant (the “Confidential Information”) are the property of the CHS Group. During the five (5) year period immediately following the Effective Date, the Restricted Party shall not disclose to any unauthorized person or entity or use for the Restricted Party’s own account any of the Confidential Information, unless and only to the extent that the Confidential Information (i) becomes generally known to and available for use by the public, other than as a result of the Restricted Party’s acts or omissions to act, or (ii) is required to be disclosed pursuant to any applicable laws (in which case the Restricted Party shall promptly notify the CHS Group of such requirement and reasonably assist the CHS Group, at the CHS Group’s cost, in obtaining a protective order necessary to maintain the confidentiality of the Confidential Information). The Restricted Party shall take reasonable and appropriate steps to safeguard the Confidential Information and to protect the Confidential Information against disclosure, misuse, espionage, loss and theft. Notwithstanding the foregoing, CHS, on behalf of the CHS Group, acknowledges and agrees that Confidential Information does not apply to the financial information and results of operations of the Company prior to the Closing (as defined in the Purchase Agreement) (the “Company Financial Information”), and such Company Financial Information remains the property of the Company. Further, the Restricted Party and its affiliates shall not be precluded from disclosing any such Company Financial Information as the Restricted Party reasonably deems necessary or appropriate for purposes of meeting its obligations under applicable laws, including in any reports filed with the U.S. Securities and Exchange Commission or to be disclosed to its shareholders.
(e)Notwithstanding the foregoing, nothing herein shall prevent the Restricted Party or any of its affiliates from selling PICO Oklahoma or any or all of the assets of PICO Oklahoma to any non-affiliated party, even if such non-affiliated party intends to engage in a Competitive Business.
2.Enforcement.
(a)It is expressly understood and agreed that although the Parties consider the restrictions contained in Section 1 to be reasonable and not any greater than reasonably necessary to protect the CHS Group, if a final judicial determination is made by a court of competent jurisdiction that the duration, scope or geographical area or any other restriction contained in this Agreement is an unenforceable restriction against the Restricted Party, the provisions of this Agreement are not to be rendered void, but are to be deemed amended to apply as to such maximum duration, scope and geographical area and to such maximum extent as such court judicially determines or indicates to be enforceable, and the Parties shall revise the restrictions contained in this Agreement to cover the maximum duration, scope and geographical area permitted by applicable law. Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding is not to affect the enforceability of any of the other restrictions contained in this Agreement.
(b)The Restricted Party acknowledges that the CHS Group’s remedies at law for a breach or threatened breach of any of the provisions of Section 1 would be inadequate and the CHS Group would suffer irreparable damages as a result of such breach or threatened breach. In recognition of this fact, the Restricted Party agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the CHS Group, without the necessity of posting any bond or other form of security or proving damages, is to be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy that is then available.
(c)In the event of a breach by the Restricted Party of this Agreement, the Restricted Period is to be extended by the duration of such breach.

3.Additional Acknowledgments. The Restricted Party acknowledges that the provisions of this Agreement are in consideration of: (a) the Transaction, including the Company’s right to receive the purchase price and other consideration contemplated by the Purchase Agreement, and (b) additional good and valuable consideration as set forth in this Agreement. The Restricted Party acknowledges that the purchase price and other consideration contemplated by the Purchase Agreement that the Company is to receive is sufficient to support the Restricted Party’s obligations under this Agreement. In addition, the Restricted Party acknowledges (i) that the business of the CHS Group is or could be conducted throughout the Restricted Area and beyond, and (ii) notwithstanding the state of organization or principal office of the members of the CHS Group, or any of their officers or employees, it is expected that the CHS Group will have business activities and valuable business relationships related to the Competitive Business throughout the Restricted Area. The Restricted Party acknowledges that the potential harm to the CHS Group of the non-enforcement of any provision of this Agreement outweighs any potential harm to the Restricted Party of its enforcement by injunction or otherwise. The Restricted Party acknowledges that the Restricted Party has had this Agreement carefully read on its behalf and consulted with legal counsel of the Restricted Party’s choosing regarding its contents, has given careful consideration to the restraints imposed upon the Restricted Party by this Agreement and is in full accord as to their necessity for the reasonable and proper protection of Confidential Information now existing or to be developed in the future. The Restricted Party acknowledges that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, duration, scope and geographical area.
4.Successors and Assigns; No Third Party Beneficiaries. Subject to the terms of this Section 4, this Agreement is to apply to, and be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Neither of the Parties is permitted to assign any of such Party’s rights or delegate any of such Party’s obligations under this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing sentence, no such assignment or delegation by either Party is to relieve such Party from any of such Party’s obligations under this Agreement. Nothing in this Agreement is to be construed to give any person or entity other than the Parties and the CHS Group any legal or equitable right under or with respect to this Agreement or any provision of this Agreement, except such rights as will inure to a successor or permitted assignee pursuant to this Section 4. The members of the CHS Group (other than CHS) are intended third-party beneficiaries of this Agreement and such members are entitled to exercise (in whole or in part) any rights granted to such members under this Agreement.
5.Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and are to be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile with confirmation of transmission by the transmitting equipment during regular business hours, or if not during regular business hours, the next business day, (c) sent by electronic mail during regular business hours, or if not during regular business hours, the next business day, (d) received by the addressee, if sent by certified mail, return receipt requested, or (e) received by the addressee, if sent by a nationally recognized overnight delivery service, return receipt requested, in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a Party designates by notice to the other Party in accordance with this Section 5):
CHS:
CHS Hallock, LLC
c/o CHS Inc.
5500 Cenex Drive, MS 625
Inver Grove Heights, MN 55077
Attention: Eric T. Larson
Facsimile: 651-355-4554
Electronic Mail: eric.larson@chsinc.com
with a copy to (which does not constitute notice to CHS):
Maynard, Cooper & Gale, P.C.
1901 Sixth Avenue North
2400 Regions Harbert Plaza
Birmingham, AL 35203
Attention: Bradley H. Wood
Facsimile: 205-254-1999
Electronic Mail: bwood@maynardcooper.com

Restricted Party:
PICO Holdings, Inc.
7979 Ivanhoe Avenue, Suite 300
La Jolla, CA 92037
Attention: John Hart, Chief Executive Officer
Facsimile: 858-456-6480
Electronic Mail: jhart@picoholdings.com
with a copy to (which does not constitute notice to the Restricted Party):
Stoel Rives LLP
33 South Sixth Street, Suite 4200
Minneapolis, MN 55402
Attention: David T. Quinby
Facsimile: 612-373-8881
Electronic Mail: david.quinby@stoel.com
6.Entire Agreement; Modification. This Agreement and the Purchase Agreement and the other documents and agreements contemplated thereby constitute the entire agreement between the Parties and supersede all prior agreements and understandings, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. The Parties are not permitted to amend this Agreement, except by a written agreement signed by the Parties. No course of dealing between or among any person or entity having any interest in this Agreement is to be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person or entity under or by reason of this Agreement.
7.Waiver; Remedies. Neither the failure nor any delay by either Party in exercising any right under this Agreement is to operate as a waiver of such right, and no single or partial exercise of any such right is to preclude any other or further exercise of such right or the exercise of any other right. No waiver of any of the provisions of this Agreement is to be deemed or is to constitute a waiver of any other provisions of this Agreement, whether or not similar, nor is any waiver to constitute a continuing waiver. The rights and remedies of the Parties are cumulative and not alternative.
8.Governing Law; Submission to Jurisdiction. This Agreement, as well as all matters in dispute between the Parties, whether arising from or relating to this Agreement or arising from or relating to alleged extra-contractual facts prior to, during or subsequent to this Agreement, including fraud, misrepresentation, negligence or any other alleged tort or violation of this Agreement, regardless of the legal theory upon which such matter is asserted, are to be governed by, construed under and enforced in accordance with the laws of the State of Minnesota without regard to any conflicts of laws principles that would require the application of any other laws. Any legal proceeding arising out of or based upon this Agreement may be instituted in the Federal courts of the United States of America or the courts of the State of Minnesota in each case located in the County of Hennepin, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such legal proceeding. Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any legal proceeding brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum.
9.WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT, WHETHER NOW OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. EACH PARTY IS PERMITTED TO FILE A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES TO IRREVOCABLY WAIVE TRIAL BY JURY, AND THAT ANY LEGAL PROCEEDING WHATSOEVER BETWEEN THE PARTIES RELATING TO THIS AGREEMENT IS INSTEAD TO BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.
10.Further Assurances. Each of the Parties shall execute and cause to be delivered to the other Party such instruments and other documents, and shall take such other actions, as the other Party reasonably requests for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

11.Representations of the Restricted Party. The Restricted Party represents and warrants to CHS that (a) the Restricted Party’s execution, delivery and performance of this Agreement does not and will not conflict with, or result in the breach of or violation of, any other agreement or order to which the Restricted Party is a party or by which the Restricted Party is bound, and (b) upon the execution and delivery of this Agreement by CHS, this Agreement will be the Restricted Party’s valid and binding obligation, enforceable in accordance with its terms.
12.Counterparts; Execution of Agreement. The Parties are permitted to execute this Agreement in one or more counterparts, each of such counterparts is to be deemed to be an original copy of this Agreement and all of which, when taken together, are to be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile, electronic mail or other electronic transmission is to constitute effective execution and delivery of this Agreement as to the Parties. Signatures of the Parties transmitted by facsimile, electronic mail or other electronic transmission are to be deemed to be the Parties’ original signatures for any purpose whatsoever.
13.Rules of Construction.
(a)Except as otherwise explicitly specified in this Agreement to the contrary, (i) references to a Section means a Section of this Agreement, unless another agreement is specified; (ii) the word “including” is to be construed as “including, without limitation;” (iii) the words “or,” “either” and “any” are not to be construed as exclusive; (iv) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole; (v) words in the singular or plural form include the plural and singular form, respectively; (vi) pronouns are to be deemed to refer to the masculine, feminine or neuter, as the identity of the person or entity or persons or entities requires; (vii) the words “asset” and “property” are to be construed to have the same meaning and effect and to refer to all tangible and intangible assets and properties, including cash, securities, accounts, contract rights and real and personal property; (viii) references to a particular person or entity include such person’s or entity’s successors and permitted assigns; (ix) references to a particular statute, rule or regulation include all rules and regulations thereunder and any predecessor or successor statutes, rules or regulations, in each case as amended or otherwise modified from time to time; (x) references to a particular agreement, document, instrument or certificate mean such agreement, document, instrument or certificate as amended, supplemented or otherwise modified from time to time if permitted by the provisions thereof; (xi) references to “Dollars” or “$” are references to United States Dollars; (xii) an accounting term not otherwise defined in this Agreement has the meaning ascribed to such term in accordance with United States generally accepted accounting principles; and (xiii) references to “written” or “in writing” include electronic form. The headings of Sections are provided for convenience only and are not to affect the construction or interpretation of this Agreement.
(b)The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the Parties and no presumption or burden of proof is to arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.
(c)Any reference in this Agreement to a “day” or a number of “days” (without explicit reference to “business days”) is to be construed as a reference to a calendar day or number of calendar days. If any time period for giving notice or taking action under this Agreement expires on a day that is not a business day, the time period is to be automatically extended to the business day immediately following such day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is to be excluded.
[Signature Page Follows]

Each of the Parties, intending to be legally bound, has caused this Agreement to be duly executed on such Party’s behalf by an authorized representative of such Party, as of the Effective Date.
CHS:
CHS Hallock, LLC
By: /s/ Thomas J. Malecha
Name: Thomas J. Malecha
Title: President
RESTRICTED PARTY:
PICO Holdings, Inc.
By: /s/ John R. Hart
Name: John R. Hart
Title: President and CEO